Exhibit 99.1

FOR IMMEDIATE RELEASE

Lam Research Corporation Contacts:

Shanye Hudson, Investor Relations, phone: 510-572-4589, e-mail: shanye.hudson@lamresearch.com

Lam Research Corporation Reports Financial Results for the Quarter Ended September 29, 2013

FREMONT, Calif., October 23, 2013—Lam Research Corp. (NASDAQ: LRCX) today announced financial results for the quarter ended September 29, 2013.

Highlights for the September 2013 quarter were as follows:

•	Shipments of $987 million, down 9% from the prior quarter

•	Revenue of $1,015 million, up 3% from the prior quarter

•	GAAP gross margin of 42.5%, GAAP operating margin of 10.4% and GAAP diluted EPS of $0.50

•	Non-GAAP gross margin of 45.0%, non-GAAP operating margin of 16.2%, and non-GAAP diluted EPS of $0.81

Lam Research Corporation

Financial Highlights for the Quarters Ended September 29, 2013 and June 30, 2013

(in thousands, except per share data and percentages)

U.S. GAAP
	September 2013	June 2013	Change Q/Q
Revenue	$1,015,059	$986,214	+3%
Gross margin as percentage of revenue	42.5%	42.0%	+50 bps
Operating margin as percentage of revenue	10.4%	8.8%	+160 bps
Diluted EPS	$0.50	$0.50	—

Non-GAAP
	September 2013	June 2013	Change Q/Q
Revenue	$1,015,059	$986,214	+3%
Gross margin as percentage of revenue	45.0%	44.5%	+50 bps
Operating margin as percentage of revenue	16.2%	14.4%	+180 bps
Diluted EPS	$0.81	$0.80	+1%

GAAP Financial Results

Revenue for the period was $1,015 million, gross margin was $431.9 million, or 42.5% of revenue, operating expenses were $326.5 million, and net income was $85.5 million, or $0.50 per diluted share on a GAAP basis. This compares to revenue of $986.2 million, gross margin of $413.9 million, or 42.0% of revenue, operating expenses of $327.4 million, and net income of $85.7 million, or $0.50 per diluted share, for the June 2013 quarter.

Non-GAAP Financial Results

Non-GAAP gross margin was $456.7 million, or 45.0% of revenue, non-GAAP operating expenses were $291.9 million, and non-GAAP net income was $139.2 million, or $0.81 per diluted share. This compares to non-GAAP gross margin of $438.8 million, or 44.5% of revenue, non-GAAP operating expenses of $297.0 million, and non-GAAP net income of $136.4 million, or $0.80 per diluted share, for the June 2013 quarter.

“Lam Research posted financial results that met or exceeded our guidance ranges across all key metrics, including our second consecutive quarter of record revenue and solid profit growth,” said Martin Anstice, Lam’s president and chief executive officer. “Our performance reflects the substance of our vision and strong execution across the entire company. We continue to be excited about the opportunities for growth and remain confident in the depth of our strategies and support from our customers.”

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Balance Sheet and Cash Flow Results

Cash and cash equivalents, short-term investments, and restricted cash and investment balances decreased to $2.6 billion at the end of the September 2013 quarter compared to $2.7 billion at the end of the June 2013 quarter due to stock repurchases of approximately $100 million. Cash flows from operating activities were approximately $52 million during the September 2013 quarter, adding to our overall cash position.

Deferred revenue and deferred profit balances at the end of the September 2013 quarter decreased to $334.0 million and $188.4 million, respectively, as compared to $389.2 million and $225.0 million, respectively, at the end of the June 2013 quarter. Lam’s deferred revenue balance does not include shipments to Japanese customers, to whom title does not transfer until customer acceptance. Shipments to Japanese customers are classified as inventory at cost until the time of acceptance. The anticipated future revenue from shipments to Japanese customers was approximately $84.2 million as of September 29, 2013.

Geographic Distribution

The geographic distribution of shipments and revenue during the September 2013 quarter is shown in the following table:

Region	Shipments	Revenue
North America	17%	14%
Europe	8%	9%
Japan	17%	13%
Korea	18%	23%
Taiwan	21%	24%
Asia Pacific	19%	17%

Outlook

For the December 2013 quarter, Lam is providing the following guidance on a non-GAAP basis:

•	Shipments of approximately $1.125 billion plus or minus $30 million

•	Revenue of approximately $1.1 billion plus or minus $30 million

•	Gross margin of approximately 46.0% plus or minus 1.0%

•	Operating margin as a percent of revenue of approximately 18.5% plus or minus 1.0%

•	Earnings per share of approximately $1.02 plus or minus $0.05, assuming a diluted share count of 174 million

Use of Non-GAAP Financial Results

In addition to U.S. GAAP results, this commentary also contains non-GAAP financial results. The Company’s non-GAAP results for both the September 2013 and June 2013 quarters exclude costs associated with the fair-value impact of acquisition-related inventory, amortization related to intangible assets acquired in the Novellus transaction, certain integration-related costs, restructuring charges, rationalization of certain product configurations, the amortization of convertible note discounts, the tax benefit on successful resolution of certain tax matters, and tax expense associated with legal-entity integration. Additionally, the September 2013 quarter non-GAAP results excluded the impairment of a long-lived asset.

Management uses non-GAAP gross margin, operating income, operating expenses, operating margin, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing the investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s web site at http://investor.lamresearch.com.

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Lam Announces Financial Results for the September 2013 Quarter

Caution Regarding Forward-Looking Statements

Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to, the anticipated revenue from shipments to Japanese customers, our opportunities for growth, the depth of our strategies, the support from our customers, and our guidance for shipments, revenue, gross margin, operating margin, and earnings per share. Some factors that may affect these forward-looking statements include: business conditions in the consumer electronics industry, the semiconductor industry and the overall economy; the strength of the financial performance of our existing and prospective customers; the introduction of new and innovative technologies; the occurrence and pace of technology transitions and conversions; the actions of our competitors, consumers, semiconductor companies and key suppliers and subcontractors; and the success of research and development and sales and marketing programs. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed by us with the Securities and Exchange Commission, including specifically our report on Form 10-K for the year ended June 30, 2013. These uncertainties and changes could cause actual results to vary from expectations. The Company undertakes no obligation to update the information or statements made in this press release.

About Lam Research

Lam Research Corp. (NASDAQ:LRCX) is a trusted global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. Lam’s broad portfolio of market-leading etch, deposition, strip, and wafer cleaning solutions help customers achieve success on the wafer by enabling device features that are 1,000 times smaller than a grain of sand, resulting in smaller, faster, and more power-efficient chips. Through collaboration, continuous innovation and delivering on commitments, Lam is transforming atomic-scale engineering and enabling our customers to shape the future of technology. Based in Fremont, Calif., Lam Research is an S&P 500 ® company whose common stock trades on the NASDAQ Global Select Market under the symbol LRCX. For more information, please visit http://www.lamresearch.com.

Consolidated Financial Tables Follow.

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Lam Announces Financial Results for the September 2013 Quarter

LAM RESEARCH CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data and percentages)

(unaudited)

	Three Months Ended
	September 29,	June 30,	September 23,
	2013	2013	2012
Revenue	$1,015,059	$986,214	$906,888
Cost of goods sold	583,201	572,287	573,002

Gross margin	431,858	413,927	333,886
Gross margin as a percent of revenue	42.5%	42.0%	36.8%
Research and development	170,567	180,220	163,311
Selling, general and administrative	155,883	147,209	153,863

Total operating expenses	326,450	327,429	317,174

Operating income	105,408	86,498	16,712
Operating margin as a percent of revenue	10.4%	8.8%	1.8%
Other expense, net	(14,262)	(12,251)	(9,938)

Income before income taxes	91,146	74,247	6,774
Income tax expense (benefit)	5,640	(11,460)	4,006

Net income	$85,506	$85,707	$2,768

Net income per share:
Basic net income per share	$0.52	$0.53	$0.02

Diluted net income per share	$0.50	$0.50	$0.02

Number of shares used in per share calculations:
Basic	162,896	162,520	179,928

Diluted	171,363	169,722	181,926

Lam Announces Financial Results for the September 2013 Quarter

LAM RESEARCH CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 29,	June 30,
	2013	2013
	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$1,156,184	$1,162,473
Short-term investments	1,300,031	1,334,745
Accounts receivable, net	713,524	602,624
Inventories	614,790	559,317
Deferred income taxes	29,090	27,674
Other current assets	110,633	106,996

Total current assets	3,924,252	3,793,829
Property and equipment, net	564,845	603,910
Restricted cash and investments	166,385	166,536
Goodwill and intangible assets	2,484,900	2,526,541
Other assets	149,963	159,499

Total assets	$7,290,345	$7,250,315

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$1,402,890	$1,404,475

Long-term debt, convertible notes, and capital leases	$796,373	$789,256
Income taxes payable	248,462	246,479
Other long-term liabilities	129,306	134,313

Total liabilities	2,577,031	2,574,523

Senior convertible notes	186,042	186,920
Stockholders’ equity (2)	4,527,272	4,488,872

Total liabilities and stockholders’ equity	$7,290,345	$7,250,315

(1)	Derived from audited financial statements
(2)	Common shares issued and outstanding were 162,217 shares as of September 29, 2013 and 162,873 shares as of June 30, 2013.

Lam Announces Financial Results for the September 2013 Quarter

LAM RESEARCH CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended
	September 29,	June 30,	September 23,
	2013	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$85,506	$85,707	$2,768
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	74,331	76,051	74,816
Deferred income taxes	—	(22,884)	(12,017)
Impairment of long-lived asset	7,004	—	—
Equity-based compensation expense	23,235	25,241	24,414
Income tax benefit on equity-based compensation plans	—	364	—
Excess tax benefit on equity-based compensation plans	—	(364)	—
Amortization of convertible note discount	8,122	8,028	7,752
Other, net	4,115	5,342	8,406
Changes in operating assets and liabilities:	(150,388)	(2,497)	143,123

Net cash provided by operating activities	51,925	174,988	249,262

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(23,778)	(43,140)	(43,965)
Cash paid for business acquisition	—	(800)	—
Net sales/maturities (purchases) of available-for-sale securities	42,567	(6,442)	(16,638)
(Issuance) repayments of notes receivable	—	(10,000)	—
Transfer of restricted cash and investments	150	(328)	146

Net cash provided by (used for) investing activities	18,939	(60,710)	(60,457)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term debt and capital lease obligations	(88)	(698)	(665)
Excess tax benefit on equity-based compensation plans	—	364	—
Treasury stock purchases	(104,285)	(2,275)	(355,079)
Reissuances of treasury stock related to employee stock purchase plan	15,154	12,846	9,925
Proceeds from issuance of common stock	12,574	16,713	951

Net cash provided by (used for) financing activities	(76,645)	26,950	(344,868)

Effect of exchange rate changes on cash	(508)	2,136	2,777
Net decrease in cash and cash equivalents	(6,289)	143,364	(153,286)
Cash and cash equivalents at beginning of period	1,162,473	1,019,109	1,564,752

Cash and cash equivalents at end of period	$1,156,184	$1,162,473	$1,411,466

Lam Announces Financial Results for the September 2013 Quarter

Non-GAAP Financial Summary

(in thousands, except percentages and per share data)

(unaudited)

	Three Months Ended	Three Months Ended
	September 29,	June 30,
	2013	2013
Revenue	$1,015,059	$986,214
Gross margin	$456,709	$438,823
Gross margin as percentage of revenue	45.0%	44.5%
Operating expenses	$291,887	$297,048
Operating income	$164,822	$141,775
Operating margin as a percentage of revenue	16.2%	14.4%
Net income	$139,227	$136,440
Net income per diluted share	$0.81	$0.80
Shares used in per share calculation - diluted	171,363	169,722

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income

(in thousands, except per share data)

(unaudited)

	Three Months Ended	Three Months Ended
	September 29,	June 30,
	2013	2013
U.S. GAAP net income	$85,506	$85,707
Pre-tax non-GAAP items:
Costs associated with rationalization of certain product configurations - cost of goods sold	—	(896)
Amortization related to intangible assets acquired in Novellus transaction - cost of goods sold	21,480	20,748
Acquisition-related inventory fair value impact - cost of goods sold	2,047	4,266
Integration costs - cost of goods sold	1,324	778
Integration costs - operating expenses	8,063	9,579
Amortization related to intangible assets acquired in Novellus transaction - operating expenses	16,947	18,888
Restructuring charges - operating expenses	1,705	792
Costs associated with rationalization of certain product configurations - operating expenses	844	1,122
Impairment of long lived asset	7,004	—
Amortization of convertible note discount, Lam notes - other expense, net	7,243	7,159
Amortization of convertible note discount, Novellus assumed notes - other expense, net	859	781
Net tax benefit on non-GAAP items	(11,646)	(10,252)
Net tax benefit on successful resolution of certain tax matters	(2,286)	(2,699)
Tax expense associated with legal-entity integration	137	467

Non-GAAP net income	$139,227	$136,440

Non-GAAP net income per diluted share	$0.81	$0.80

Number of shares used for diluted per share calculation	171,363	169,722

Lam Announces Financial Results for the September 2013 Quarter

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income

(in thousands, except percentages)

(unaudited)

	Three Months Ended	Three Months Ended
	September 29,	June 30,
	2013	2013
U.S. GAAP gross margin	$431,858	$413,927
Pre-tax non-GAAP items:
Costs associated with rationalization of certain product configurations - cost of goods sold	—	(896)
Amortization related to intangible assets acquired in Novellus transaction - cost of goods sold	21,480	20,748
Acquisition-related inventory fair value impact - cost of goods sold	2,047	4,266
Integration costs - cost of goods sold	1,324	778

Non-GAAP gross margin	$456,709	$438,823

U.S. GAAP gross margin as a percentage of revenue	42.5%	42.0%
Non-GAAP gross margin as a percentage of revenue	45.0%	44.5%
U.S. GAAP operating expenses	$326,450	$327,429
Pre-tax non-GAAP items:
Integration costs - operating expenses	(8,063)	(9,579)
Amortization related to intangible assets acquired in Novellus transaction - operating expenses	(16,947)	(18,888)
Restructuring charges - operating expenses	(1,705)	(792)
Costs associated with rationalization of certain product configurations - operating expenses	(844)	(1,122)
Impairment of long lived asset	(7,004)	—

Non-GAAP operating expenses	$291,887	$297,048

Non-GAAP operating income	$164,822	$141,775

Non-GAAP operating margin as a percent of revenue	16.2%	14.4%